Exhibit 10.3

REGULATION S GLOBAL NOTE

REGULATION S GLOBAL NOTE
representing
NOTES DUE 2033

THIS NOTE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”) OR THE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES, AND MAY BE REOFFERED, RESOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY TO A PERSON (1) THAT IS NOT A “U.S. PERSON” (AS DEFINED IN REGULATION S UNDER THE SECURITIES ACT, AS AMENDED) AND IS A QUALIFIED PURCHASER, (2) IN AN OFFSHORE TRANSACTION IN COMPLIANCE WITH REGULATION S, (3) THAT IS PURCHASING THE NOTES FOR ITS OWN ACCOUNT OR AN ACCOUNT WITH RESPECT TO WHICH IT EXERCISES SOLE INVESTMENT DISCRETION (3) THAT WAS NOT FORMED SOLELY FOR THE PURPOSE OF INVESTING IN THE NOTES (EXCEPT WHEN EACH BENEFICIAL OWNER OF THE HOLDER IS A QUALIFIED PURCHASER), (4) THAT HAS RECEIVED THE NECESSARY CONSENT FROM ITS BENEFICIAL OWNERS WHEN THE HOLDER IS A PRIVATE INVESTMENT COMPANY FORMED ON OR BEFORE APRIL 30, 1996, (5) THAT IS NOT A BROKER-DEALER WHICH OWNS AND INVESTS ON A DISCRETIONARY BASIS LESS THAN U.S.$25 MILLION IN SECURITIES OF ISSUERS THAT ARE NOT AFFILIATED PERSONS OF THE DEALER AND (6) THAT IS NOT A PENSION, PROFIT-SHARING OR OTHER RETIREMENT TRUST FUND OR PLAN IN WHICH THE PARTNERS, BENEFICIARIES OR PARTICIPANTS OR AFFILIATES MAY DESIGNATE THE PARTICULAR INVESTMENT TO BE MADE, AND, IN EACH CASE, IN COMPLIANCE WITH THE CERTIFICATION AND OTHER REQUIREMENTS SPECIFIED IN THE INDENTURE REFERRED TO HEREIN AND IN COMPLIANCE WITH ANY APPLICABLE SECURITIES LAW OF ANY APPLICABLE JURISDICTION. THE ISSUER OF THIS NOTE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE INVESTMENT COMPANY ACT.

THE ISSUER, OR ON ITS BEHALF, THE INVESTMENT MANAGER, HAS THE RIGHT, UNDER THE INDENTURE, TO COMPEL ANY BENEFICIAL OWNER OF AN INTEREST IN THIS NOTE THAT IS A U.S. PERSON AND IS NOT A “QUALIFIED PURCHASER” OR AN ENTITY OWNED (OR, IN THE CASE OF QUALIFIED PURCHASERS, BENEFICIALLY OWNED) BY ONE OR MORE QUALIFIED PURCHASERS TO SELL ITS INTEREST IN THE NOTE, OR MAY SELL SUCH INTEREST ON BEHALF OF SUCH OWNER.

1

EACH PURCHASER OR TRANSFEREE OF THIS NOTE WILL BE REQUIRED OR DEEMED TO REPRESENT AND WARRANT THAT (A) ITS ACQUISITION, HOLDING AND DISPOSITION OF THIS NOTE OR AN INTEREST HEREIN WILL NOT RESULT IN A NON-EXEMPT PROHIBITED TRANSACTION UNDER THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED (“ERISA”) OR THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE “CODE”), AND (B) IF IT IS A GOVERNMENTAL, CHURCH, NON-U.S. OR OTHER PLAN, (1) ITS ACQUISITION, HOLDING AND DISPOSITION OF THIS NOTE OR AN INTEREST HEREIN WILL NOT GIVE RISE TO A NON-EXEMPT VIOLATION OF ANY FEDERAL, STATE, LOCAL OR OTHER LAW OR REGULATION THAT IS SUBSTANTIALLY SIMILAR TO THE PROHIBITED TRANSACTION PROVISIONS OF ERISA OR SECTION 4975 OF THE CODE (ANY SUCH LAW OR REGULATION AN “OTHER PLAN LAW”) AND (2) IT IS NOT SUBJECT TO ANY FEDERAL, STATE, LOCAL OR OTHER LAW OR REGULATION THAT COULD CAUSE THE UNDERLYING ASSETS OF THE ISSUER TO BE TREATED AS ASSETS OF THE INVESTOR IN THIS NOTE OR ANY INTEREST HEREIN BY VIRTUE OF ITS INTEREST AND THEREBY SUBJECT THE ISSUER (OR ANY PERSONS RESPONSIBLE FOR THE INVESTMENT OR OPERATION OF THE ISSUER’S ASSETS) TO OTHER PLAN LAW.

THE ISSUER, OR ON ITS BEHALF, THE INVESTMENT MANAGER, MAY COMPEL ANY BENEFICIAL OWNER OF AN INTEREST IN THIS NOTE THAT IS AN ERISA HOLDER TO SELL ITS INTEREST IN THIS NOTE, OR MAY SELL SUCH INTEREST ON BEHALF OF SUCH OWNER.

ANY TRANSFER OF A BENEFICIAL INTEREST IN THIS NOTE IN VIOLATION OF THE FOREGOING SHALL BE NULL AND VOID AB INITIO AND WILL NOT OPERATE TO TRANSFER ANY RIGHTS TO THE TRANSFEREE, NOTWITHSTANDING ANY NOTICE OR INSTRUCTIONS TO THE CONTRARY TO THE ISSUER, THE TRUSTEE, THE REGISTRAR OR ANY INTERMEDIARY.

ANY TRANSFER, PLEDGE OR OTHER USE OF THIS NOTE FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN, UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY (“DTC”), NEW YORK, NEW YORK, TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR OF SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT HEREON IS MADE TO CEDE & CO.).

TRANSFERS OF THIS NOTE SHALL BE LIMITED TO TRANSFERS IN WHOLE, BUT NOT IN PART, TO NOMINEES OF DTC OR TO A SUCCESSOR THEREOF OR SUCH SUCCESSOR’S NOMINEE.

2

TRANSFERS OF THIS NOTE SHALL BE LIMITED TO TRANSFERS MADE IN ACCORDANCE WITH THE RESTRICTIONS SET FORTH IN THE INDENTURE REFERRED TO HEREIN.

THE FAILURE TO PROVIDE THE ISSUER, THE TRUSTEE OR ANY PAYING AGENT WITH THE PROPERLY COMPLETED AND SIGNED APPLICABLE TAX CERTIFICATIONS (GENERALLY, IN THE CASE OF U.S. FEDERAL INCOME TAX, AN INTERNAL REVENUE SERVICE FORM W-9 (OR APPLICABLE SUCCESSOR FORM) IN THE CASE OF A PERSON THAT IS A “UNITED STATES PERSON” WITHIN THE MEANING OF SECTION 7701(a)(30) OF THE CODE OR THE APPROPRIATE INTERNAL REVENUE SERVICE FORM W-8 (OR APPLICABLE SUCCESSOR FORM) IN THE CASE OF A PERSON THAT IS NOT A “UNITED STATES PERSON” WITHIN THE MEANING OF SECTION 7701(a)(30) OF THE CODE) OR THE FAILURE TO MEET ITS NOTEHOLDER REPORTING OBLIGATIONS MAY RESULT IN WITHHOLDING FROM PAYMENTS IN RESPECT OF SUCH NOTE, INCLUDING U.S. FEDERAL WITHHOLDING OR BACK-UP WITHHOLDING.

EACH HOLDER AND BENEFICIAL OWNER OF THIS NOTE OR AN INTEREST IN THIS NOTE WILL BE REQUIRED TO PROVIDE ANY INFORMATION AS IS NECESSARY (IN THE SOLE DETERMINATION OF THE ISSUER AND ITS AGENTS) FOR THE ISSUER, THE TRUSTEE AND ANY PAYING AGENT TO DETERMINE THEIR OBLIGATIONS UNDER FATCA (AS DEFINED IN THE INDENTURE REFERRED TO HEREIN) (OR ANY INTERGOVERNMENTAL AGREEMENT ENTERED INTO IN CONNECTION THEREWITH) OR ANY SIMILAR LAW.

EACH HOLDER AND BENEFICIAL OWNER OF THIS NOTE AGREES TO TREAT THIS NOTE FOR UNITED STATES FEDERAL, STATE AND LOCAL INCOME, SINGLE BUSINESS AND FRANCHISE TAX PURPOSES AS AN EQUITY INTEREST IN THE ISSUER.

3

FSSL FINANCE BB ASSETCO LLC

REGULATION S GLOBAL NOTE
representing
NOTES DUE 2033

Up to U.S.$500,000,000

A/S-01	September 6, 2023

CUSIP No.: U3486T AA8

ISIN No.: USU3486TAA89

FSSL FINANCE BB ASSETCO LLC, a Delaware limited liability company (the “Issuer”), for value received, hereby promises to pay to Cede & Co. or its registered assigns, upon presentation and surrender of this Note (except as otherwise permitted by the Indenture referred to below), the principal sum as indicated on Schedule A hereto on July 1, 2033 (the “Stated Maturity”) except as provided below and in the Indenture.

The obligations of the Issuer under this Note and the Indenture are at all times and from time to time limited recourse obligations of the Issuer payable solely from the Collateral available at such time in accordance with the Indenture, and following the realization of the Collateral in accordance with the Indenture and the application of such amounts in accordance with the terms of the Indenture, all claims of the Holders of Notes shall be extinguished and shall not thereafter revive.

Interest on the Notes shall not accrue on the outstanding principal amount of the Notes.

This Note is issued pursuant to and is entitled to the benefits of the Indenture, to which reference is hereby made for a more complete statement of the terms and conditions under which the Note evidenced hereby was issued and is to be repaid.

The principal of this Note matures at par and is due and payable on the Stated Maturity, unless the principal of this Note becomes due and payable at an earlier date by declaration of acceleration, Optional Redemption, Tax Redemption or otherwise. Notwithstanding the foregoing, the payment of principal of this Note may only occur in accordance with the Priority of Payments.

All payments made by the Issuer under this Note will be made without any deduction or withholding for or on account of any tax unless such deduction or withholding is required by applicable law, as modified by the practice of any relevant governmental authority, then in effect or is required pursuant to the Issuer’s agreement with a governmental authority. If the Issuer is so required to deduct or withhold, then the Issuer will not be obligated to pay any additional amounts in respect of such withholding or deduction.

4

Unless the certificate of authentication hereon has been executed by the Trustee or the Authenticating Agent by the manual or electronic signature (or by electronic transmission (i.e., email transmission of a “pdf” copy)) of one of their Authorized Officers, this Note shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

This Note is one of a duly authorized issue of Notes due 2033 (the “Notes”) issued and to be issued under an indenture dated as of September 6, 2023 (as amended, supplemented, restated or otherwise modified from time to time, the “Indenture”) between the Issuer, Computershare Trust Company, N.A., as trustee (the “Trustee”, which term includes any successor trustee as permitted under the Indenture) and Barclays Bank PLC, as liquidation agent (the “Liquidation Agent”). Reference is hereby made to the Indenture and all indentures supplemental thereto for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Issuer, the Trustee, the Liquidation Agent and the Holders of the Notes and the terms upon which the Notes are, and are to be, authenticated and delivered. In the event of any conflict or inconsistency between the Indenture and this Note, the Indenture shall control.

Capitalized terms used herein and not otherwise defined shall have the meanings set forth in the Indenture.

Transfers of this Regulation S Global Note shall be limited to transfers of such Global Note in whole, but not in part, to a nominee of DTC or to a successor of DTC or such successor of DTC or such successor’s nominee, except as otherwise set forth in the Indenture.

The Issuer and the Trustee, and any agent of the Issuer or the Trustee shall treat as the owner of this Note (a) for the purpose of receiving payments on this Note (whether or not this Note is overdue), the Person in whose name this Note is registered in the Register at the close of business on the applicable Record Date and (b) on any other date for all other purposes whatsoever (whether or not this Note is overdue), the Person in whose name this Note is then registered in the Register, and none of the Issuer, the Trustee or any agent of the Issuer or the Trustee shall be affected by notice to the contrary.

If an Event of Default shall occur and be continuing, the Notes may become or be declared due and payable in the manner and with the effect provided in the Indenture.

Interests in this Regulation S Global Note may be exchanged for an interest in, or transferred to a transferee taking an interest in, the corresponding Rule 144A Global Note subject to and in accordance with the restrictions set forth in the Indenture and in the legend attached to this Note and are otherwise transferable in accordance with DTC’s rules and procedures in use at such time. This Regulation S Global Note is subject to mandatory exchange for Certificated Notes under the limited circumstances set forth in the Indenture.

The provisions of the “Operating Procedures of the Euroclear System” of Euroclear and the “Terms and Conditions Governing Use of Participants” of Clearstream, respectively, will be applicable to this Global Note insofar as interests in this Global Note are held by Agent Members of Euroclear or Clearstream, as the case may be.

5

Upon exchange of or increase in any interest represented by this Regulation S Global Note, this Regulation S Global Note shall be endorsed (or deemed to have been endorsed) on Schedule A hereto to reflect the reduction of or increase in the principal amount evidenced hereby.

The Notes will be issued in minimum denominations of U.S.$100,000 and integral multiples of U.S.$1,000 in excess thereof (or such lesser denomination or amount as permitted by the Indenture).

Title to Notes shall pass by registration in the Register kept by the Registrar. The Notes may be transferred only in accordance with the provisions of the Indenture.

No service charge shall be made for registration of transfer or exchange of this Note, but the Issuer, the Registrar or the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith. The Registrar or the Trustee shall be permitted to request such evidence reasonably satisfactory to it documenting the identity and/or signature of the transferor and the transferee.

The Holder (as defined in the Indenture), by acceptance of this Note, agrees that it will look solely to the Issuer for payment hereunder (and in accordance with the Indenture) and that the Trustee is not liable to the Holder for any amount payable under this Note or the Indenture.

AS PROVIDED IN THE INDENTURE, THE INDENTURE AND THE NOTES SHALL BE CONSTRUED IN ACCORDANCE WITH, AND THE INDENTURE AND THE NOTES AND ANY MATTERS ARISING OUT OF OR RELATING IN ANY WAY WHATSOEVER TO THE INDENTURE AND THE NOTES (WHETHER IN CONTRACT, TORT OR OTHERWISE), SHALL BE GOVERNED BY, THE LAW OF THE STATE OF NEW YORK.

- signature page follows -

6

IN WITNESS WHEREOF, the Issuer has caused this Note to be duly executed as of the date first set forth above.

FSSL FINANCE BB ASSETCO LLC, Issuer

By:	/s/ Edward T. Gallivan, Jr.
	Name:	Edward T. Gallivan, Jr.
	Title:	Chief Financial Officer

[Barclays-FS – Signature Page to Regulation S Global Note]

CERTIFICATE OF AUTHENTICATION

This is one of the Notes referred to in the within-mentioned Indenture.

COMPUTERSHARE TRUST COMPANY, N.A., as Trustee

By:	/s/ Michael J. Baker
Title: Vice President

Dated: September 6, 2023

[Barclays-FS – Signature Page to Regulation S Global Note]

ASSIGNMENT FORM

For value received ___________________________________________

does hereby sell, assign, and transfer to

________________________________________________

________________________________________________

Please insert social security or other identifying number of assignee

Please print or type name and address, including zip code, of assignee:

________________________________________________

________________________________________________

________________________________________________

________________________________________________

the within Security and does hereby irrevocably constitute and appoint

___________________________ Attorney to transfer the Security on the books of the Trustee with full power of substitution in the premises.

Date:___________________________________ Your Signature:___________________________

(Sign exactly as your name appears in the security)

* NOTE: The signature to this assignment must correspond with the name of the registered owner as it appears on the face of the within Note in every particular without alteration, enlargement or any change whatsoever. Such signature must be guaranteed by an “eligible guarantor institution” meeting the requirements of the Registrar, which requirements include membership or participation in Securities Transfer Agents Medallion Program (“STAMP”) or such other “signature guarantee program” as may be determined by the Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.

SCHEDULE A

SCHEDULE OF EXCHANGES

The outstanding principal amount of the Notes represented by this Regulation S Global Note on the Closing Date is U.S.$0.00. The following exchanges of or increases in the whole or a part of the Notes represented by this Regulation S Global Note have been made:

Date exchange/ increase/decrease made	Original principal amount of this Regulation S Global Note	Part of principal amount of this Regulation S Global Note exchanged/ increased/decreased	Remaining principal amount of this Regulation S Global Note following such exchange/ increase/decrease	Notation made by or on behalf of the Issuer

RULE 144A GLOBAL NOTE

RULE 144A GLOBAL NOTE
representing
NOTES DUE 2033

THIS NOTE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”) OR THE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES, AND MAY BE REOFFERED, RESOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY TO A PERSON (1) THAT IS A “QUALIFIED PURCHASER” (WITHIN THE MEANING OF THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED (THE “INVESTMENT COMPANY ACT”) AND THE RULES THEREUNDER) OR AN ENTITY OWNED (OR IN THE CASE OF QUALIFIED PURCHASERS, BENEFICIALLY OWNED) BY ONE OR MORE QUALIFIED PURCHASERS, (2) THAT IS A “QUALIFIED INSTITUTIONAL BUYER” (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT, AS AMENDED (“RULE 144A”)), (3) THAT IS PURCHASING THE NOTES FOR ITS OWN ACCOUNT OR AN ACCOUNT WITH RESPECT TO WHICH IT EXERCISES SOLE INVESTMENT DISCRETION (4) THAT WAS NOT FORMED SOLELY FOR THE PURPOSE OF INVESTING IN THE NOTES (EXCEPT WHEN EACH BENEFICIAL OWNER OF THE HOLDER IS A QUALIFIED PURCHASER), (5) THAT HAS RECEIVED THE NECESSARY CONSENT FROM ITS BENEFICIAL OWNERS WHEN THE HOLDER IS A PRIVATE INVESTMENT COMPANY FORMED ON OR BEFORE APRIL 30, 1996, (6) THAT IS NOT A BROKER-DEALER WHICH OWNS AND INVESTS ON A DISCRETIONARY BASIS LESS THAN U.S.$25 MILLION IN SECURITIES OF ISSUERS THAT ARE NOT AFFILIATED PERSONS OF THE DEALER AND (7) THAT IS NOT A PENSION, PROFIT-SHARING OR OTHER RETIREMENT TRUST FUND OR PLAN IN WHICH THE PARTNERS, BENEFICIARIES OR PARTICIPANTS OR AFFILIATES MAY DESIGNATE THE PARTICULAR INVESTMENT TO BE MADE AND, IN EACH CASE, IN COMPLIANCE WITH THE CERTIFICATION AND OTHER REQUIREMENTS SPECIFIED IN THE INDENTURE REFERRED TO HEREIN AND IN COMPLIANCE WITH ANY APPLICABLE SECURITIES LAW OF ANY APPLICABLE JURISDICTION. THE ISSUER OF THIS NOTE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE INVESTMENT COMPANY ACT.

THE ISSUER, OR ON ITS BEHALF, THE INVESTMENT MANAGER, HAS THE RIGHT, UNDER THE INDENTURE, TO COMPEL ANY BENEFICIAL OWNER OF AN INTEREST IN THIS NOTE THAT IS A U.S. PERSON AND IS NOT A “QUALIFIED INSTITUTIONAL BUYER” TO SELL ITS INTEREST IN THE NOTE, OR MAY SELL SUCH INTEREST ON BEHALF OF SUCH OWNER.

THE ISSUER, OR ON ITS BEHALF, THE INVESTMENT MANAGER, HAS THE RIGHT, UNDER THE INDENTURE, TO COMPEL ANY BENEFICIAL OWNER OF AN INTEREST IN THIS NOTE THAT IS A U.S. PERSON AND IS NOT A “QUALIFIED PURCHASER” OR AN ENTITY OWNED (OR IN THE CASE OF QUALIFIED PURCHASERS, BENEFICIALLY OWNED) BY ONE OR MORE QUALIFIED PURCHASERS TO SELL ITS INTEREST IN THE NOTE, OR MAY SELL SUCH INTEREST ON BEHALF OF SUCH OWNER.

EACH PURCHASER OR TRANSFEREE OF THIS NOTE WILL BE REQUIRED OR DEEMED TO REPRESENT AND WARRANT THAT (A) ITS ACQUISITION, HOLDING AND DISPOSITION OF THIS NOTE OR AN INTEREST HEREIN WILL NOT RESULT IN A NON-EXEMPT PROHIBITED TRANSACTION UNDER THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED (“ERISA”) OR THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE “CODE”), AND (B) IF IT IS A GOVERNMENTAL, CHURCH, NON-U.S. OR OTHER PLAN, (1) ITS ACQUISITION, HOLDING AND DISPOSITION OF THIS NOTE OR AN INTEREST HEREIN WILL NOT GIVE RISE TO A NON-EXEMPT VIOLATION OF ANY FEDERAL, STATE, LOCAL OR OTHER LAW OR REGULATION THAT IS SUBSTANTIALLY SIMILAR TO THE PROHIBITED TRANSACTION PROVISIONS OF ERISA OR SECTION 4975 OF THE CODE (ANY SUCH LAW OR REGULATION AN “OTHER PLAN LAW”) AND (2) IT IS NOT SUBJECT TO ANY FEDERAL, STATE, LOCAL OR OTHER LAW OR REGULATION THAT COULD CAUSE THE UNDERLYING ASSETS OF THE ISSUER TO BE TREATED AS ASSETS OF THE INVESTOR IN THIS NOTE OR ANY INTEREST HEREIN BY VIRTUE OF ITS INTEREST AND THEREBY SUBJECT THE ISSUER (OR ANY PERSONS RESPONSIBLE FOR THE INVESTMENT OR OPERATION OF THE ISSUER’S ASSETS) TO OTHER PLAN LAW.

THE ISSUER, OR ON ITS BEHALF, THE INVESTMENT MANAGER, MAY COMPEL ANY BENEFICIAL OWNER OF AN INTEREST IN THIS NOTE THAT IS AN ERISA HOLDER TO SELL ITS INTEREST IN THIS NOTE, OR MAY SELL SUCH INTEREST ON BEHALF OF SUCH OWNER.

ANY TRANSFER OF A BENEFICIAL INTEREST IN THIS NOTE IN VIOLATION OF THE FOREGOING SHALL BE NULL AND VOID AB INITIO AND WILL NOT OPERATE TO TRANSFER ANY RIGHTS TO THE TRANSFEREE, NOTWITHSTANDING ANY NOTICE OR INSTRUCTIONS TO THE CONTRARY TO THE ISSUER, THE TRUSTEE, THE REGISTRAR OR ANY INTERMEDIARY.

ANY TRANSFER, PLEDGE OR OTHER USE OF THIS NOTE FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN, UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY (“DTC”), NEW YORK, NEW YORK, TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR OF SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT HEREON IS MADE TO CEDE & CO.).

TRANSFERS OF THIS NOTE SHALL BE LIMITED TO TRANSFERS IN WHOLE, BUT NOT IN PART, TO NOMINEES OF DTC OR TO A SUCCESSOR THEREOF OR SUCH SUCCESSOR’S NOMINEE.

TRANSFERS OF THIS NOTE SHALL BE LIMITED TO TRANSFERS MADE IN ACCORDANCE WITH THE RESTRICTIONS SET FORTH IN THE INDENTURE REFERRED TO HEREIN.

THE FAILURE TO PROVIDE THE ISSUER, THE TRUSTEE OR ANY PAYING AGENT WITH THE PROPERLY COMPLETED AND SIGNED APPLICABLE TAX CERTIFICATIONS (GENERALLY, IN THE CASE OF U.S. FEDERAL INCOME TAX, AN INTERNAL REVENUE SERVICE FORM W-9 (OR APPLICABLE SUCCESSOR FORM) IN THE CASE OF A PERSON THAT IS A “UNITED STATES PERSON” WITHIN THE MEANING OF SECTION 7701(a)(30) OF THE CODE OR THE APPROPRIATE INTERNAL REVENUE SERVICE FORM W-8 (OR APPLICABLE SUCCESSOR FORM) IN THE CASE OF A PERSON THAT IS NOT A “UNITED STATES PERSON” WITHIN THE MEANING OF SECTION 7701(a)(30) OF THE CODE) OR THE FAILURE TO MEET ITS NOTEHOLDER REPORTING OBLIGATIONS MAY RESULT IN WITHHOLDING FROM PAYMENTS IN RESPECT OF SUCH NOTE, INCLUDING U.S. FEDERAL WITHHOLDING OR BACK-UP WITHHOLDING.

EACH HOLDER AND BENEFICIAL OWNER OF THIS NOTE OR AN INTEREST IN THIS NOTE WILL BE REQUIRED TO PROVIDE ANY INFORMATION AS IS NECESSARY (IN THE SOLE DETERMINATION OF THE ISSUER AND ITS AGENTS) FOR THE ISSUER, THE TRUSTEE AND ANY PAYING AGENT TO DETERMINE THEIR OBLIGATIONS UNDER FATCA (AS DEFINED IN THE INDENTURE REFERRED TO HEREIN) (OR ANY INTERGOVERNMENTAL AGREEMENT ENTERED INTO IN CONNECTION THEREWITH) OR ANY SIMILAR LAW.

EACH HOLDER AND BENEFICIAL OWNER OF THIS NOTE AGREES TO TREAT THIS NOTE FOR UNITED STATES FEDERAL, STATE AND LOCAL INCOME, SINGLE BUSINESS AND FRANCHISE TAX PURPOSES AS AN EQUITY INTEREST IN THE ISSUER.

FSSL FINANCE BB ASSETCO LLC

RULE 144A GLOBAL NOTE
representing
NOTES DUE 2033

Up to U.S.$500,000,000

A/R-01	September 6, 2023

CUSIP No.: 30332C AA7

ISIN No.: US30332CAA71

FSSL FINANCE BB ASSETCO LLC, a Delaware limited liability company (the “Issuer”), for value received, hereby promises to pay to Cede & Co. or its registered assigns, upon presentation and surrender of this Note (except as otherwise permitted by the Indenture referred to below), the principal sum as indicated on Schedule A hereto on July 1, 2033 (the “Stated Maturity”) except as provided below and in the Indenture.

The obligations of the Issuer under this Note and the Indenture are at all times and from time to time limited recourse obligations of the Issuer payable solely from the Collateral available at such time in accordance with the Indenture, and following the realization of the Collateral in accordance with the Indenture and the application of such amounts in accordance with the terms of the Indenture, all claims of the Holders of Notes shall be extinguished and shall not thereafter revive.

Interest on the Notes shall not accrue on the outstanding principal amount of the Notes.

This Note is issued pursuant to and is entitled to the benefits of the Indenture, to which reference is hereby made for a more complete statement of the terms and conditions under which the Note evidenced hereby was issued and is to be repaid.

The principal of this Note matures at par and is due and payable on the Stated Maturity, unless the principal of this Note becomes due and payable at an earlier date by declaration of acceleration, Optional Redemption, Tax Redemption or otherwise. Notwithstanding the foregoing, the payment of principal of this Note may only occur in accordance with the Priority of Payments.

All payments made by the Issuer under this Note will be made without any deduction or withholding for or on account of any tax unless such deduction or withholding is required by applicable law, as modified by the practice of any relevant governmental authority, then in effect or is required pursuant to the Issuer’s agreement with a governmental authority. If the Issuer is so required to deduct or withhold, then the Issuer will not be obligated to pay any additional amounts in respect of such withholding or deduction.

Unless the certificate of authentication hereon has been executed by the Trustee or the Authenticating Agent by the manual or electronic signature (or by electronic transmission (i.e., email transmission of a “pdf” copy)) of one of their Authorized Officers, this Note shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

This Note is one of a duly authorized issue of Notes due 2033 (the “Notes”) issued and to be issued under an indenture dated as of September 6, 2023 (as amended, supplemented, restated or otherwise modified from time to time, the “Indenture”) between the Issuer, Computershare Trust Company, N.A., as trustee (the “Trustee”, which term includes any successor trustee as permitted under the Indenture) and Barclays Bank PLC, as liquidation agent (the “Liquidation Agent”). Reference is hereby made to the Indenture and all indentures supplemental thereto for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Issuer, the Trustee, the Liquidation Agent and the Holders of the Notes and the terms upon which the Notes are, and are to be, authenticated and delivered. In the event of any conflict or inconsistency between the Indenture and this Note, the Indenture shall control.

Capitalized terms used herein and not otherwise defined shall have the meanings set forth in the Indenture.

Transfers of this Rule 144A Global Note shall be limited to transfers of such Global Note in whole, but not in part, to a nominee of DTC or to a successor of DTC or such successor of DTC or such successor’s nominee, except as otherwise set forth in the Indenture.

The Issuer and the Trustee, and any agent of the Issuer or the Trustee shall treat as the owner of this Note (a) for the purpose of receiving payments on this Note (whether or not this Note is overdue), the Person in whose name this Note is registered in the Register at the close of business on the applicable Record Date and (b) on any other date for all other purposes whatsoever (whether or not this Note is overdue), the Person in whose name this Note is then registered in the Register, and none of the Issuer, the Trustee or any agent of the Issuer or the Trustee shall be affected by notice to the contrary.

If an Event of Default shall occur and be continuing, the Notes may become or be declared due and payable in the manner and with the effect provided in the Indenture.

Interests in this Rule 144A Global Note may be exchanged for an interest in, or transferred to a transferee taking an interest in, the corresponding Regulation S Global Note subject to and in accordance with the restrictions set forth in the Indenture and in the legend attached to this Note and are otherwise transferable in accordance with DTC’s rules and procedures in use at such time. This Rule 144A Global Note is subject to mandatory exchange for Certificated Notes under the limited circumstances set forth in the Indenture.

Upon exchange of or increase in any interest represented by this Rule 144A Global Note, this Rule 144A Global Note shall be endorsed (or deemed to have been endorsed) on Schedule A hereto to reflect the reduction of or increase in the principal amount evidenced hereby.

The Notes will be issued in minimum denominations of U.S.$100,000 and integral multiples of U.S.$1,000 in excess thereof (or such lesser denomination or amount as permitted by the Indenture).

Title to Notes shall pass by registration in the Register kept by the Registrar. The Notes may be transferred only in accordance with the provisions of the Indenture.

No service charge shall be made for registration of transfer or exchange of this Note, but the Issuer, the Registrar or the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith. The Registrar or the Trustee shall be permitted to request such evidence reasonably satisfactory to it documenting the identity and/or signature of the transferor and the transferee.

The Holder (as defined in the Indenture), by acceptance of this Note, agrees that it will look solely to the Issuer for payment hereunder (and in accordance with the Indenture) and that the Trustee is not liable to the Holder for any amount payable under this Note or the Indenture.

AS PROVIDED IN THE INDENTURE, THE INDENTURE AND THE NOTES SHALL BE CONSTRUED IN ACCORDANCE WITH, AND THE INDENTURE AND THE NOTES AND ANY MATTERS ARISING OUT OF OR RELATING IN ANY WAY WHATSOEVER TO THE INDENTURE AND THE NOTES (WHETHER IN CONTRACT, TORT OR OTHERWISE), SHALL BE GOVERNED BY, THE LAW OF THE STATE OF NEW YORK.

- signature page follows -

IN WITNESS WHEREOF, the Issuer has caused this Note to be duly executed as of the date first set forth above.

FSSL FINANCE BB ASSETCO LLC,
Issuer

By:	/s/ Edward T. Gallivan, Jr.
	Name:	Edward T. Gallivan, Jr.
	Title:	Chief Financial Officer

[Barclays-FS – Signature Page to Rule 144A Global Note]

CERTIFICATE OF AUTHENTICATION

This is one of the Notes referred to in the within-mentioned Indenture.

COMPUTERSHARE TRUST COMPANY, N.A.,
as Trustee

By:	/s/ Michael J. Baker
	Title:	Vice President
	Dated:	September 6, 2023

[Barclays-FS – Signature Page to Rule 144A Global Note]

ASSIGNMENT FORM

For value received ___________________________________________

does hereby sell, assign, and transfer to

________________________________________________

________________________________________________

Please insert social security or other identifying number of assignee
Please print or type name and address, including zip code, of assignee:

________________________________________________

________________________________________________

________________________________________________

________________________________________________

the within Security and does hereby irrevocably constitute and appoint

___________________________ Attorney to transfer the Security on the books of the Trustee with full power of substitution in the premises.

Date:___________________________________ Your Signature:___________________________

(Sign exactly as your name appears in the security)

* NOTE: The signature to this assignment must correspond with the name of the registered owner as it appears on the face of the within Note in every particular without alteration, enlargement or any change whatsoever. Such signature must be guaranteed by an “eligible guarantor institution” meeting the requirements of the Registrar, which requirements include membership or participation in Securities Transfer Agents Medallion Program (“STAMP”) or such other “signature guarantee program” as may be determined by the Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.

SCHEDULE A

SCHEDULE OF EXCHANGES

The outstanding principal amount of the Notes represented by this Rule 144A Global Note on the Closing Date is U.S.$500,000,000. The following exchanges of or increases in the whole or a part of the Notes represented by this Rule 144A Global Note have been made:

Date exchange/ increase/decrease made	Original principal amount of this Rule 144A Global Note	Part of principal amount of this Rule 144A Global Note exchanged/ increased/decreased	Remaining principal amount of this Rule 144A Global Note following such exchange/ increase/decrease	Notation made by or on behalf of the Issuer